                              REINSURANCE AGREEMENT
                   (hereafter referred to as the "Agreement")
                                      among
                   PROVIDENT INDEMNITY LIFE INSURANCE COMPANY
                    (hereafter referred to as the "Company")
                                       and
                         REASSURANCE COMPANY OF HANNOVER
                   (hereafter referred to as the "Reinsurer")

                                       and

                     CENTRAL RESERVE LIFE INSURANCE COMPANY
                 (hereafter referred to as the "Administrator")




















Effective:      11:59 P.M., Local Standard Time, December 31, 1998
Term:           Continuous
Type:           COINSURANCE HA-98033F

                                TABLE OF CONTENTS
ARTICLE                                                                 PAGE

          PREAMBLE.......................................................    4
I         DEFINITIONS....................................................    4
II        LIABILITY; ALLOWANCES..........................................    6
III       COMMENCEMENT AND TERMINATION; RECAPTURE........................    6
IV        POLICY REDUCTIONS, TERMINATIONS AND REWRITES...................    6
V         PREMIUM........................................................    7
VI        REPORTS AND REMITTANCES; POWER OF ATTORNEY.....................    7
VII       EXTRA CONTRACTUAL OBLIGATIONS..................................    8
VIII      REINSURER'S RIGHT OF NOTICE OF UNUSUAL PRACTICES...............    9
IX        ADMINISTRATION OF THE POLICIES.................................    9
X         REPRESENTATIONS, WARRANTIES AND COVENANTS......................   10
XI        LOSS SETTLEMENTS...............................................   10
XII       COINSURANCE; RESERVES..........................................   11
XIII      ERRORS AND OMISSIONS...........................................   13
XIV       INSOLVENCY.....................................................   13
XV        TREASURY REGULATION SECTION 1.848-2 (g)(8).....................   14
XVI       CONDITIONS.....................................................   15
XVII      TAXES..........................................................   15
XVIII     ACCESS TO RECORDS..............................................   15
XIX       ARBITRATION....................................................   16
XX        GOVERNING LAW..................................................   16
XXI       SUBROGATION....................................................   16
XXII      ENTIRE AGREEMENT...............................................   17
XXIII     POLICY CHANGES; RATE INCREASES.................................   17
XXIV      OFFSET.........................................................   18
XXV       WAIVER; AMENDMENT..............................................   18
XXVI      NO ASSIGNMENT; BINDING EFFECT..................................   18
XXVII     SEVERABILITY...................................................   19
XXVIII    NOTICES........................................................   19
XXIX      EXECUTION......................................................   20

                SCHEDULE A - POLICIES....................................   22
                SCHEDULE B - EXPENSE ALLOWANCE...........................   23
                SCHEDULE C - RECAPTURE; EXPERIENCE REFUND................   25

                              REINSURANCE AGREEMENT
                   (hereafter referred to as the "Agreement")
                                      among
                   PROVIDENT INDEMNITY LIFE INSURANCE COMPANY
                    (hereafter referred to as the "Company")

                                       and

                         REASSURANCE COMPANY OF HANNOVER
                   (hereafter referred to as the "Reinsurer")

                                       and

                     CENTRAL RESERVE LIFE INSURANCE COMPANY
                 (hereafter referred to as the "Administrator")


PREAMBLE

In consideration of the mutual covenants hereinafter contained the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

"Administrator" means Central Reserve Life Insurance Company, an Ohio corporation.

"Claim" means a claim made to the Company or the Administrator by a policyholder, insured, certificate holder or dependent thereof who is entitled to coverage under a Policy for which medical treatment, facilities or services contractually covered by such Policy, and not excluded by such Policy, were rendered or provided to such policyholder, insured, certificate holder or dependent thereof. A Claim is incurred on the date it is regarded as being incurred in the administration of the insured's Claim relating to the same medical treatment, facilities or services.

"Coinsurance Basis" means reinsurance on a basis whereby the Company cedes to the Reinsurer reserves underlying the Policies and assets, valued at book value in accordance with SAP, which assets satisfy the reserve requirements necessary or required by applicable law or regulation with respect to the Reinsurer's proportionate share of liability hereunder, and such reserves and assets are held by the Reinsurer.

"Company" means Provident Indemnity Life Insurance Company, a Pennsylvania corporation.

"Contested Claim" has the meaning assigned to such term in Article XI hereof.

"Effective Date" means 11:59 P.M., Local Standard Time, December 31, 1998.

"Extra Contractual Obligations" means any and all reasonable costs, expenses, damages, liabilities or obligations of any kind or nature (including without limitation attorneys fees, consequential and incidental damages, and punitive and exemplary damages) which are incurred by the Company and arise out of, result from or relate to any act or omission, whether or not in bad faith, intentional, willful, negligent, reckless, careless or otherwise, of the Company or the Administrator in connection with a Policy, and which are not contractually covered by the terms and conditions of such Policy.

"Initial Treaty" has the meaning assigned to such term in Article X hereof.

"Local Standard Time" means the time at the location of the Company's home office.

"Loss" means a Claim that has been actually paid by the Company. A Loss is incurred on the date that the Loss is actually paid by the Company.

"Loss Adjustment Expenses" means all reasonable payments to other than employees of fees and expenses associated with investigation, litigation (including without limitation reasonable attorney's fees) and settlement of Claims, as distinguished from the amount of a claimant's recovery from the Company under such claimant's Policy.

"Person" means an individual, firm, corporation or entity.

"Policy" means the plans of insurance policies, riders, and binders listed on Schedule A attached hereto and incorporated herein by reference which were issued by the Company and by Provident American Life and Health Insurance Company, a Pennsylvania corporation, prior to the Effective Date and are in force on the Effective Date. In no event shall the term Policy or Policies include any plans of insurance policies, riders, or binders underwritten or issued by Union Benefit Life Insurance Company.

"Premium" means premium required by a Policy to be paid and which is actually collected and received by the Company or the Administrator on behalf of the Company, less premium returned to a Person after actual collection and receipt by the Company or the Administrator due to rescission or cancellation of a Policy or reductions or terminations in coverage or benefits under a Policy.

"Reinsurer" means Reassurance Company of Hannover, a Florida corporation.

"Services" means all of the usual and customary servicing and administrative functions and duties associated with the Policies, including but not limited to, premium payments; Claims administration; customer services for insureds, owners, beneficiaries, agents and other interested Persons; file and record maintenance and administration including system maintenance and administration; billing and collection of Premium; maintenance of Policy financial data in such form to allow the Company and the Reinsurer to meet any and all reporting requirements it may have; and payment of agents' commissions related to Policies , it being understood that provision of funds for the payment of Claims and commissions, to the extent, if any, that Premiums are insufficient for that purpose, are the sole responsibility of the Reinsurer.

"Suspension Notice" has the meaning assigned to such term in Article XXIII hereof.

ARTICLE II - LIABILITY; ALLOWANCES

The Company agrees to cede to the Reinsurer, and the Reinsurer agrees to reinsure from the Company, 100% of Losses under Policies incurred on and after the Effective Date. The Reinsurer agrees to indemnify the Company for such Losses to the extent provided by this Article II. The Company and the Reinsurer acknowledge and agree that the reinsurance provided to the Company by the Reinsurer hereunder is on an original terms basis on the underlying Policies reinsured hereby.

In connection with the reinsurance hereunder the Reinsurer agrees to pay to (i) the Company, on the Effective Date, a ceding allowance on the terms and provisions set forth in Schedule B, and (ii) the Administrator an expense allowance on the terms and provisions set forth in Schedule B.

ARTICLE III - COMMENCEMENT AND TERMINATION; RECAPTURE

This Agreement, and the rights, obligations and duties hereunder of the parties hereto, shall become effective on the Effective Date provided the transfer of assets set forth in Article XII has occurred. The Reinsurer shall continue to provide reinsurance only for Losses incurred by the Company under Policies so long as such Policies continue to be in force and this Agreement continues to be in effect as to such Policies. The Reinsurer shall have no liability hereunder for Losses actually paid under Policies prior to the Effective Date.

This Agreement is unlimited in duration, but may be amended in writing by the mutual written consent of the parties hereto. This Agreement shall automatically terminate when no Policies are in force. Upon any termination of this Agreement, an experience refund calculation shall be made in accordance with Schedule C hereto. Except as otherwise provided herein, the Policies may not be recaptured by the Company.

ARTICLE IV - POLICY REDUCTIONS, TERMINATIONS AND REWRITES

The Reinsurer's liability hereunder shall not be increased by reason of the inability of the Company to collect from any other reinsurers any amounts which may become due from such reinsurers which amounts arise, relate to or result from reinsurance of risk by such reinsurers under Policies or any other policy issued by the Company.

Reductions and terminations of coverage and benefits under Policies shall reduce or terminate the Reinsurer's liability hereunder in a corresponding amount as of the same date.

All rewrites, conversions and other Policy continuations effected in accordance with the Company's and the Policy's guidelines shall be viewed as existing Policies as of the original dates of issue, not as of the date of Policy change, including alternative policies offered by any company owned or controlled by the Administrator.


ARTICLE V - PREMIUM

The Administrator, on behalf of the Company, shall pay to the Reinsurer 100% of Premium under Policies collected for coverage on and after the Effective Date. The Company and Provident American Life and Health Insurance Company shall immediately deliver to the Administrator any Premium received by the Company and/or Provident American Life and Health Insurance Company for payment to the Reinsurer.

ARTICLE VI - REPORTS AND REMITTANCES; POWER OF ATTORNEY

Premium funds collected by the Administrator with respect to the Policies shall be deposited in a bank account or accounts under the control of the Administrator, and identified as the Company's Premium account(s). The Company shall authorize the deposit of checks drawn to its order in this account, as well as the use of this account for Premium drafting plans with respect to the Policies. Funds may be transferred or paid from such Company Premium account(s) only:

1. To pay return Premiums to policyholders (provided that such Premiums were received by the Administrator on behalf of the Company hereunder);

2. To pay Claims or fund a bank account, identified as the Company's claim account, used to pay Claims under Policies, and Loss Adjustment Expenses with respect to Policies;

3.         To pay commissions with respect to Premiums on Policies;

4. To pay the Company all estimated Premium taxes and guarantee fund or similar assessments, licenses and fees with respect to the Policies;

5. To pay association fees, if any, to the respective associations based on specified fee schedules;

6. To pay the Administrator the Policy fees collected as part of Premium until repayment in full of the ceding allowance (with interest thereon) by the Company to the Reinsurer. After such full repayment, to pay the Company such Policy fees;

7.         To pay the Administrator's expense allowance provided for in Schedule
           B hereto;

8.         To pay the net balance due from Premiums each month to the Reinsurer.

Any expenses associated with this account shall be borne by, and interest earned thereon credited to, the Administrator.

Within thirty (30) days after the end of each calendar month the Administrator shall deliver in writing to the Company and the Reinsurer a report delineating all of the foregoing, and shall also include in such report (i) reserves, calculated in accordance with SAP, on the Policies in force as of the end of the preceding calendar quarter (reported on a quarterly basis only); and (ii) such other information as the Reinsurer may reasonably request.

Together with the delivery of each such report by the Administrator to the Reinsurer, the Administrator shall remit all amounts due and payable by the Company to the Reinsurer, if any, as indicated by such report. Within ten (10) business days after the Reinsurer's receipt of the report, the Reinsurer shall pay the Administrator all amounts due and payable to the Company by the Reinsurer, if any, as indicated by such report. All payments owed by the Reinsurer to the Company and made to the Administrator shall be deemed to be made to the Company. All payments owed by the Company to the Reinsurer and made by the Administrator shall be deemed to be made by the Company.

If the Administrator decides to deliver such report via electronic media, the Administrator shall consult with the Reinsurer to determine the appropriate reporting format. Should the Administrator subsequently desire to make changes in the data format or the code structure, the Administrator shall communicate such changes to the Company and the Reinsurer prior to the use of such changes in reports to the Reinsurer.

Upon receipt of a report, the Reinsurer may, in its discretion and upon reasonable information and belief, contest the information contained in the report. If the Reinsurer so contests, the Reinsurer shall deliver to the Administrator and the Company written notice thereof stating the reasons upon which the Reinsurer disputes the report, and the parties shall use their best efforts to resolve the dispute within twenty (20) days thereafter. If the parties fail to resolve such dispute within such period, the dispute shall be resolved by arbitration as provided herein. During the time such dispute is pending, the Reinsurer shall have the right to suspend all payment obligations relating to the disputed portion(s) of such report until resolution of such dispute. If such dispute is resolved by arbitration in favor of the Administrator, the Reinsurer shall be liable for interest (as provided below) on the amount owed by the Reinsurer to the Company as of the date such amount became past due.

The Company hereby irrevocably constitutes and appoints the Administrator, or its delegate, as its attorney-in-fact, with full power of substitution, and with full power and authority to act in its name, place, and stead to execute, swear to, acknowledge, deliver, and file all instruments and documents as may be required or necessary, in the reasonable discretion of the Administrator or its delegate, to perform the Services and all administrative obligations of the Administrator hereunder relating to the Policies. This power of attorney shall be deemed coupled with an interest, shall be irrevocable, and shall survive the insolvency of the Company.

Interest at a rate equal to .5833% per month (7% per annum) shall be charged on all amounts due and owing which have not been paid when due by and to the Company or the Reinsurer, as applicable, to be received by the Administrator and subsequently distributed to the Company or the Reinsurer, as applicable.

ARTICLE VII - EXTRA CONTRACTUAL OBLIGATIONS

The Reinsurer shall have no liability for Extra Contractual Obligations, unless the Reinsurer was an active party or directed, consented to, or ratified the act, omission or course of conduct which ultimately resulted in assessment of Extra Contractual Obligations against the Company, in which case the Reinsurer shall share pro rata in such Extra Contractual Obligations in proportion to the Reinsurer's liability for a Loss hereunder. The Administrator agrees to indemnify and hold harmless the Company from and against any losses, damages, liabilities, costs, or expenses incurred by the Company as a result of the Administrator's willful or grossly negligent actions or omissions which cause such Extra Contractual Obligations.

ARTICLE VIII - REINSURER'S RIGHT OF NOTICE OF UNUSUAL PRACTICES

The parties acknowledge and agree that the Reinsurer has placed its utmost good faith and confidence in the Administrator, and the parties assume that, except as otherwise notified by the Administrator, the underwriting, claims and other insurance practices employed by the Administrator with respect to the reinsurance under this Agreement are consistent with the customary and usual practices of the insurance industry as a whole. Where the Administrator does engage in exceptional or uncustomary practices, the Company and the Administrator each agree to notify the Reinsurer of such practices. The parties agree that the Administrator's failure to so notify the Reinsurer will result in the Reinsurer having no liability hereunder with respect to Losses relating to such exceptional or uncustomary practices. The Administrator agrees to indemnify and hold harmless the Company and the Reinsurer from and against any losses, damages, liabilities, costs, or expenses incurred by the Company or the Reinsurer, as applicable, as a result of the Administrator's willful or grossly negligent exceptional or uncustomary practices as described in this Article VIII.

ARTICLE IX - ADMINISTRATION OF THE POLICIES

As of the Effective Date, the Administrator agrees to perform the Services with the utmost good faith for as long as the Reinsurer is required to provide reinsurance hereunder. The Administrator agrees to indemnify and hold harmless the Company from and against any losses, damages, liabilities, costs, or expenses incurred by the Company as a result of the Administrator's material breach of this Article IX.

If the Reinsurer reasonably believes that the Administrator has failed to perform the Services, the Reinsurer shall notify the Administrator in writing of such failure and the Administrator shall have ten (10) business days to cure such failure to the reasonable satisfaction of the Reinsurer. If the Administrator fails or refuses to cure such failure within such period, or has become financially impaired, the Reinsurer may request the Administrator to secure another Person to perform the Services, in which case the Company shall engage another Person selected by the Administrator and reasonably satisfactory to the Company and the Reinsurer to perform the Services. Such other Person shall have in good standing all governmental, regulatory and other licenses, permits and authorizations necessary or required by law to perform the Services.

In the event the Administrator is removed from performing the Services pursuant to this Article, the Company and the Administrator shall deliver to the replacement Person providing the Services all reports, records, documents, instruments and other information necessary or required to perform satisfactorily the Services. All costs associated with the transfer of the Services to another Person shall be borne by the Administrator.

ARTICLE X - REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company and the Administrator represent and warrant to the Reinsurer that:

1. There are no governmental or regulatory consents, approvals or other authorizations necessary or required by law, regulation, order, decree, judgment or otherwise to be obtained to consummate the transactions contemplated by this Agreement; and

2. If required by applicable law, rule or regulation, each Policy has been filed with the appropriate governmental or regulatory agency or authority and approval of such filed Policy has been obtained by the Company or the Administrator, as applicable, from such agency or authority.

The Company and the Administrator covenant and agree:

1. To request promptly any such consents, approvals or other authorizations, if necessary or required, relating to this Agreement and the transactions contemplated hereby, and to pursue diligently such request. The Company and the Administrator jointly and severally agree to indemnify and hold harmless the Reinsurer from and against any and all losses, damages, costs, expenses or liabilities suffered or incurred by the Reinsurer arising out of a breach of this Agreement by the Company; and

2. Not to terminate the reinsurance agreement (the "Initial Treaty") between the Company and the Administrator relating to the Policies reinsured hereunder, to otherwise cause the recapture of such Policies under such agreement, or to otherwise materially amend, modify or change the terms of such agreement. The Company and the Administrator jointly and severally irrevocably and unconditionally agree to repay to the Reinsurer the loss carryforward (LCF) specified in Schedule C hereto; and

3. To perform all of their respective duties and obligations hereunder with the utmost good faith.

ARTICLE XI - LOSS SETTLEMENTS

The Reinsurer shall accept the decision of the Administrator with respect to a Claim and the incurrence of a Loss, except as otherwise provided herein. The Administrator agrees to deliver written notice to the Reinsurer of each Claim which would, if paid, cause the Reinsurer's liability hereunder to be $25,000 or more prior to such Claim actually being paid. The Administrator agrees to deliver to the Reinsurer all documents, reports and other information in the possession of or known by the Administrator relating to such Claim to permit the Reinsurer to evaluate the Claim and advise the Administrator in writing with respect to payment of the Claim. If the Reinsurer fails to advise the Administrator in writing within ten (10) days after the Administrator's delivery to the Reinsurer of the documents, reports and other information relating to such Claim, the Administrator shall pay the Claim and the Reinsurer shall be estopped from denying reinsurance liability hereunder for such Loss.

The Administrator may, in its discretion, deliver written notice to the Reinsurer of each Claim as to which the Administrator is uncertain, or has reasonable cause to believe, that such Claim is or may not be properly payable. In addition, the Administrator shall deliver immediately such a notice to the Reinsurer and the Company as to each Claim denied in whole or in part by the Administrator if a notice of litigation or threatened litigation is filed with the Company or the Administrator relating to such denied Claim (each Claim as to which such a notice is delivered is referred to herein as a "Contested Claim"). The Company and the Administrator agree to deliver immediately to the Reinsurer all documents, reports and other information relating to such Contested Claim to permit the Reinsurer to evaluate the Contested Claim and advise the Company and the Administrator in writing with respect to payment of the Contested Claim. In the event the Company or the Administrator complies with the Reinsurer's advice with respect to a Contested Claim, and Extra Contractual Obligations later arise with respect to such Contested Claim, the Reinsurer shall share in the Extra Contractual Obligations in proportion to the Reinsurer's liability for a Loss hereunder, but if the Company or the Administrator fails to give such notice or to comply with such advice, the Reinsurer shall not share in any of the Extra Contractual Obligations. In no event shall the Reinsurer be liable for any Extra Contractual Obligations based upon acts, omissions, facts, circumstances or events which occurred prior to the Effective Date.

The Administrator agrees to deliver written notice to the Reinsurer of each Policy that the Administrator reasonably believes should be rescinded and Premium reimbursed to the policyholder prior to the Administrator, on behalf of the Company, actually rescinding such Policy. The Reinsurer shall review facts surrounding the Policy and the reasons for the reasonable belief of the Administrator that the Policy should be rescinded and the Reinsurer will advise the Administrator in writing with respect to the rescission of the Policy within fifteen (15) business days after the Administrator delivers its written notice to the Reinsurer regarding the Policy. In the event the Reinsurer advises the Administrator to rescind the Policy and Extra Contractual Obligations later arise due to such advice from the Reinsurer, the Reinsurer shall share in the Extra Contractual Obligations in proportion to the Reinsurer's liability for a Loss hereunder, but if the Administrator fails to comply with such advice, the Reinsurer shall not share in any of the Extra Contractual Obligations. The Administrator agrees to indemnify and hold harmless the Company and the Reinsurer from and against any losses, damages, liabilities, costs, or expenses incurred by the Company or the Reinsurer, as applicable, as a result of the Administrator's failure or refusal to comply with such advice from the Reinsurer as described in this Article XI.

The parties agree that the Company's and the Administrator's intentional or grossly negligent acts or omissions with respect to this Article XI shall relieve the Reinsurer of any liability hereunder with respect to any such Claim, Loss or Policy.

ARTICLE XII - COINSURANCE; RESERVES

The reinsurance hereunder shall be on a Coinsurance Basis. The parties agree that only the SAP reserves of the Policies relating to the unearned and advance premiums, net of due and uncollected premium, shall be reviewed and the amounts therefor shall be calculated as of September 30, 1998, and determined by an actuary designated by the Company, which actuary shall be a Fellow of the Society of Actuaries ("FSA"). Upon the FSA's completion of such calculation, the FSA shall deliver to an actuary designated by the Reinsurer (the "Reinsurer's Actuary") such calculation for review and approval by the Reinsurer's Actuary on behalf of the Reinsurer. If the Reinsurer's Actuary does not approve the calculation, the Reinsurer's Actuary and the FSA shall use their good faith best efforts to reach an agreement as to such calculation. Thereafter, if the FSA and the Reinsurer's Actuary continue to disagree with respect to such calculation, the parties agree that the calculation shall be determined by the independent actuarial firm of Tillinghast, Milliman & Robertson or Wakely & Associates, which firm shall be selected by the Company. The determination of the calculation by such firm shall be final, binding, conclusive and nonappealable upon the Company and the Reinsurer. The parties agree that all fees of the FSA shall be borne by the Company, all fees of the Reinsurer's Actuary shall be borne by the Reinsurer, and all fees of the independent actuarial firm shall be borne by each of the Company and the Reinsurer in the proportion of the difference that each of their respective representatives' calculations bears to the calculation of the independent actuarial firm. By way of example, if the FSA determines the SAP reserves to be $2 million, the Reinsurer's Actuary determines the SAP reserves to be $3 million, and the independent actuarial firm determines the SAP reserves to be $2.5 million, each of the Company and the Reinsurer shall be liable for 50% of the fees of the independent actuarial firm.

On the Effective Date, such SAP reserves of the Policies relating to the unearned and advance premiums, net of due and uncollected premium, shall be ceded, and assets, acceptable to the Reinsurer (if other than cash) and valued at book value (or marked to market as of the Effective Date in the case of marketable securities) in accordance with SAP, which assets satisfy the reserve requirements necessary or required by applicable law or regulation with respect to the Reinsurer's proportionate share of liability hereunder, shall be transferred by the Company to the Reinsurer in connection with the reinsurance hereunder. Such transfer of assets shall be on an estimated basis, to be adjusted as set forth herein.

If any due Premiums allowed as an offset in computing the transferred reserves are not received by the Administrator on behalf of the Company within forty-five
(45) days after the Effective Date, the Company shall pay the amount thereof to the Reinsurer upon demand by the Reinsurer.

The parties further agree that sixty (60) days after the Effective Date, the Reinsurer's Actuary shall recalculate such SAP reserves of the Policies relating to the unearned and advance premiums, net of due and uncollected premium, as of the Effective Date to determine whether a redundancy or deficiency in such reserves were ceded by the Company to the Reinsurer. If the Reinsurer's Actuary determines that the reserves indicate a redundancy, the Reinsurer shall, and agrees to, immediately deliver to the Company the amount of such redundancy. If the Reinsurer's Actuary determines that the reserves indicate a deficiency, the Company shall, and agrees to, immediately deliver to the Reinsurer the amount of such deficiency. The calculation of the Reinsurer's Actuary shall be subject to review and approval by the FSA on behalf of the Company. If the FSA does not approve the calculation, the Reinsurer's Actuary and the FSA shall use their good faith best efforts to reach an agreement as to such calculation. Thereafter, if the FSA and the Reinsurer's Actuary continue to disagree with respect to such calculation, the parties agree that the calculation shall be determined by the independent actuarial firm of either Tillinghast, Milliman & Robertson, or Wakely & Associates, which firm shall be selected by the Reinsurer. The determination of the calculation by such firm shall be final, binding, conclusive and nonappealable upon the Company and the Reinsurer. The parties agree that all fees of the FSA shall be borne by the Company, all fees of the Reinsurer's Actuary shall be borne by the Reinsurer, and all fees of the independent actuarial firm shall be borne by each of the Company and the Reinsurer as determined according to the same formula above in this Article XII.

Upon request by the Reinsurer, the Company and the Administrator shall cooperate to deliver to the Reinsurer all Policy information necessary or reasonably required by the Reinsurer to perform cash flow testing on the Policies for the each year of this Agreement. The Company and the Administrator understand and agree that the Reinsurer's right to such information is an inducement to the Reinsurer entering into this Agreement. The Company and the Administrator, therefore, agree to use their respective best efforts to comply with the Reinsurer's request for all such Policy information to perform such cash flow testing.

ARTICLE XIII - ERRORS AND OMISSIONS

Any inadvertent or clerical delay, error or omission made by any party hereto in connection with this Agreement shall not relieve either party from any liability of such party hereunder had such inadvertent or clerical delay, error or omission not occurred. The parties agree to cure all inadvertent and clerical delays, errors and omissions immediately upon discovery thereof.

ARTICLE XIV - INSOLVENCY

In the event of insolvency of the Company, all payments of the Reinsurer for Losses shall be payable directly to the Administrator for the account of the Company, or to the Company's liquidator, receiver, conservator or statutory successor, without diminution because of the insolvency of the Company, except where this Agreement specifically provides for another payee of such Losses in the event of the insolvency of the Company.

The Company or its liquidator, receiver, conservator or statutory successor shall give written notice to the Reinsurer of the pendency of a Claim, indicating the Policy under which such Claim is pending, within a reasonable time after such Claim is filed in the insolvency proceeding. During the pendency of such Claim the Reinsurer may investigate such Claim and interpose, at its own expense, in the proceeding where such Claim is to be adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor.

The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the insolvency court, against the Company as part of the administrative expenses of the estate to the extent of a pro rata share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

ARTICLE XV - TREASURY REGULATION SECTION 1.848-2(g)(8) JOINT ELECTION

The Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for the taxable year ended December 31, 1998 and for all subsequent taxable years for which this Agreement remains in effect unless such election is terminated by mutual written agreement of the parties hereto with the consent, if required, of the Commissioner of the Internal Revenue Service.

As used in this Article XV, the term "party" will refer to either the Company or the Reinsurer as appropriate.

The terms used in this Article XV are defined by reference to Treasury Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to either net consideration as defined in Treasury Regulation Section 1.848-2(f) or "gross premium and other consideration" as defined in Treasury Regulation Section 1.848-2(b) as appropriate.

Both parties agree to identify this Agreement as one for which the joint election under Treasury Regulation Section 1.848-2(g)(8) has been made in a schedule attached to their respective federal income tax returns for the taxable period ended December 31, 1998.

The party with the positive net consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

The Company will submit a schedule to the Reinsurer by July 1st of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Company stating that the Company will report such net consideration in its tax return for the preceding calendar year.

The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within forty-five (45) days of the Reinsurer's receipt of the Company's calculation. If the Reinsurer does not so notify the Company, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer's tax return for the previous year.

If the Reinsurer disputes the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within forty-five (45) days of the date the Reinsurer submits its alternative calculation. If the Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year. If the parties fail to reach agreement on an amount of net consideration, the dispute shall be resolved by arbitration as provided herein.

ARTICLE XVI - CONDITIONS

The Company and the Administrator acknowledge and agree that each of their agreement not to terminate, recapture the business under, or otherwise modify, amend or alter the terms of the Initial Treaty is a material inducement to the Reinsurer agreeing to enter into this Agreement, and that absent the Company's and the Administrator's acknowledgement and agreement, the Reinsurer would not have entered into this Agreement. Accordingly, as a condition to this Agreement remaining in full force and effect, the Initial Treaty shall be in full force and effect and in operation in accordance with its original terms and conditions as of the date of its execution. The Company and the Administrator further agree and acknowledge that upon any termination, recapture of the business under, or otherwise modification, amendment or alteration of the terms of the Initial Treaty, this Agreement shall automatically terminate and be of no further force or effect, and the Company shall automatically recapture all of the Policies then in force hereunder and shall pay the Reinsurer the loss carryforward (LCF) specified in Schedule C hereto.

ARTICLE XVII - TAXES

The Company shall not claim a deduction in respect of the ceded Premium hereunder when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

Within fifteen (15) days after the Company files with all governmental authorities its premium tax returns for the preceding calendar year, the Company shall provide a copy of same to the Administrator and the Reinsurer. Within fifteen (15) days thereafter, the Administrator and the Reinsurer shall compute the excess or the deficiency of premium taxes actually paid to the Company for such preceding calendar year based upon the estimated payment made by the Administrator to the Company each month pursuant to Article IV hereof. If there exists an excess, the Company agrees to pay such excess amount to the Administrator, for the benefit of the Reinsurer, within fifteen (15) days after receipt of written notice from the Administrator of such excess amount. If there exists a deficiency, the Reinsurer agrees to pay such deficiency to the Administrator, on behalf of the Company, within fifteen (15) days after receipt of written notice from the Administrator of such deficiency amount. The Administrator shall pay either party the actual funds due and received within fifteen (15) days thereafter.

ARTICLE XVIII - ACCESS TO RECORDS

The Company and the Administrator shall make available to the Reinsurer and the Reinsurer shall have the right to inspect (at the Reinsurer's expense), through its authorized representatives, at all reasonable times, the books, records and papers of the Company and the Administrator pertaining to the reinsurance provided hereunder and all Claims made and Losses paid in connection therewith.

ARTICLE XIX - ARBITRATION

Any dispute arising out of this Agreement, whether arising before or after termination, which is not resolved by the parties shall be submitted to arbitration for decision by a board of arbitrators composed of two arbiters and an umpire, meeting in Orlando, Florida unless otherwise agreed. Arbitration shall be commenced by one party delivering to the other party(ies) written notice of arbitration, which notice shall set forth the nature of the dispute and the relief sought. Within thirty (30) days after receipt of such notice, each party to the dispute shall appoint an arbiter, and within thirty (30) days thereafter, such arbiters shall appoint the umpire. If any party fails to select an arbiter within the period prescribed, the other party(ies) shall select the arbiter(s). If the arbiters so selected fail to agree upon the appointment of an umpire within such thirty (30) day period, each arbiter shall propose three names, of whom the other shall decline two, and the decision shall be made by drawing lots. The members of the board of arbitrators shall be active or retired, disinterested officers of life, accident and health insurance or reinsurance companies.

The arbitration hearing shall be commenced within thirty (30) days after the selection of the umpire. During the pendency of the arbitration, the parties may provide the board of arbitrators, as well as the other party(ies), briefs and memorandum of law supporting their respective position in the dispute. The board of arbitrators shall consider all such briefs and memoranda as well as testimony at the arbitration.

The board of arbitrators shall follow the Commercial Arbitration Rules and shall make its decision with due regard to applicable law and to custom and practice in the insurance and reinsurance industry. The board of arbitrators shall issue its decision in writing based upon a hearing in which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed. The board shall make its decision within sixty (60) days following the termination of the hearing. The majority decision of the board shall be final, binding, nonappealable and conclusive upon all parties to the proceeding. The board's decision may be entered as a judgment in any court having jurisdiction thereof.

Each party shall bear the expenses of its own arbiter and the party against which the decision of the arbitration board is rendered shall bear the expense of the umpire, unless the arbitration board, in its discretion, otherwise allocates expenses. Any remaining costs of the arbitration proceedings shall be allocated by the arbitration board.

This Article XIX shall survive any termination of this Agreement.

ARTICLE XX - GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania without regard to applicable principles of conflicts of law.

ARTICLE XXI - SUBROGATION

The Reinsurer shall be credited with its proportionate share of subrogation (i.e., reimbursement obtained or recovery made by the Company or the Administrator, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of Losses. The Company, through the Administrator, hereby agrees to enforce its rights to subrogation relating to any expenses if requested to do so by the Reinsurer (at the expense of the Reinsurer), and to prosecute all claims arising out of such rights.

ARTICLE XXII - ENTIRE AGREEMENT

This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof. There are no agreements or understandings among the parties with respect to the subject matter hereof other than as expressed in this Agreement.

ARTICLE XXIII - POLICY CHANGES; RATE INCREASES

If any change is made in a Policy by the Company, or by the Administrator on behalf of the Company, that affects reinsurance hereunder, the Administrator, on behalf of the Company, shall immediately deliver written notice thereof to the Reinsurer. Except for Policy changes required by state or federal law or regulation, any proposed change shall not be effective until approved in writing by the Reinsurer.

From and after the Effective Date, each of the Administrator and the Company, shall, or shall cause its duly appointed actuary or representative to, timely file with all applicable regulatory authorities a request for rate increases with respect to the Policies reinsured under this Agreement. Such rate increase filings shall be made (i) within fifteen (15) days after the date on which such rate increase filings are requested in writing by the Reinsurer to the Administrator, and (ii) in the amounts requested by the Reinsurer up to amounts permitted by applicable law based upon all relevant factors, including without limitation, loss experience for the Policies. The costs of calculating the rate increase amount, if calculated by an outside actuary or other qualified outside representative of the Administrator, shall be borne by the Reinsurer in proportion to its share of liability hereunder.

The Administrator, on behalf of the Company, agrees to deliver to the Reinsurer within forty-five (45) days after the end of each calendar quarter a written report showing:

1. The loss experience on the Policies reinsured under this Agreement for the preceding quarter; and

2. The dates on which rate increase filings were actually made for Policies reinsured under this Agreement for the preceding quarter, if any; and

3. The amounts of the rate increases which were filed and the amounts which were approved for Policies reinsured under this Agreement; and

4.         Whether approval of the rate increase filings have been obtained; and

5. Any other information reasonably requested by the Reinsurer relating to the Policies reinsured under this Agreement.

It is acknowledged and agreed that the making of timely rate increase filings as requested by the Reinsurer under this Agreement is a material inducement to the Reinsurer agreeing to enter into this Agreement and that absent the assurance that such filings will be made and the Reinsurer's reliance on such assurance, the Reinsurer would not have entered into this Agreement. Accordingly, the parties hereto agree that the failure or refusal by the Administrator or the Company to comply strictly with the material requirements of this Article XXIII shall constitute a material breach of this Agreement by the Company and the Reinsurer may, in its discretion, suspend performance of its obligations under this Agreement (without incurring any liability, including without limitation, interest or other penalties on amounts due from the Reinsurer hereunder) by delivering to the Company and the Administrator written notice of the Reinsurer's intent to suspend performance of its obligations under this Agreement (the "Suspension Notice"). If the Administrator or the Company has not cured, or diligently pursued the cure of, the material breach of this Article XXIII within ten (10) business days after the date of the Suspension Notice, then the Reinsurer may, in its discretion, continue to suspend performance of its obligations, in which case the Reinsurer shall have no liability for such suspension of performance. Upon a cure, to the Reinsurer's reasonable satisfaction, of the material breach by the Administrator or the Company, the Reinsurer shall perform its obligations with respect to such material breach relating back to the date of such suspension of the Reinsurer's obligations with no interruption of reinsurance coverage. The Administrator agrees to indemnify and hold harmless the Company and the Reinsurer from and against any losses, damages, liabilities, costs, or expenses (including, without limitation, reasonably attorney's fees and interest) incurred by the Company or the Reinsurer, as applicable, as a result of the Administrator's intentional or grossly negligent failure or refusal to make timely rate increase filings as requested by the Reinsurer as described in this Article XXIII.

ARTICLE XXIV - OFFSET

The Company or the Reinsurer shall have, and may exercise at any time and from time to time, the right to offset any balance or balances, whether on account of Premiums or Losses or otherwise, due from one party with respect to this Agreement.

ARTICLE XXV - WAIVER; AMENDMENT

Except as provided herein, any waiver by any party hereto of a breach by the other party of any provision of this Agreement shall not operate or be construed as a continuing waiver or a waiver of any subsequent breach by such party. Except as otherwise provided herein, no waiver shall be valid unless in writing and signed by the party exercising such waiver. Any modification or amendment of this Agreement shall be in writing and signed by the parties hereto.

ARTICLE XXVI - NO ASSIGNMENT; BINDING EFFECT

Except as otherwise provided herein, the right, duties and obligations hereunder of the parties hereto may not be assigned or delegated by any party hereto to any other Person without the prior written consent of the parties hereto; provided, however, that the Reinsurer may retrocede any portion of its liability hereunder. This Agreement shall be binding upon and inure to the benefit of the parties' respective successors and permitted assigns.

ARTICLE XXVII - SEVERABILITY

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement, and any such invalid or unenforceable provision shall be severable from the remainder of this Agreement.

ARTICLE XXVIII - NOTICES

Any notice or other communication which is required or permitted to be delivered to any party hereunder shall be in writing and deemed delivered if sent by government-sponsored mail; an internationally-recognized overnight carrier with confirmation receipt of delivery; certified mail, return receipt requested; or facsimile with confirmation receipt of successful and complete transmission addressed as follows:

If to the Reinsurer:                Reassurance Company of Hannover
                                    800 N. Magnolia Avenue, Suite 1000
                                    Orlando, Florida 32803
                                    Facsimile:  407/649-8322
                                    Attn:  Mr. Craig Baldwin

If to the Company:                  Provident Indemnity Life Insurance Company
                                    2500 DeKalb Pike
                                    Norristown, Pennsylvania 19404
                                    Facsimile:  610/279-1486
                                    Attn:  Mr. Anthony R. Verdi

If to the Administrator:            Central Reserve Life Insurance Company
                                    17800 Royalton Road
                                    Strongsville, Ohio 44136-5197
                                    Facsimile:  440/572-4500
                                    Attn:  Mr. Frank Grimone

                         [SIGNATURES ON FOLLOWING PAGE]

ARTICLE XXIX - EXECUTION

The parties, by and through each of their respective authorized representatives, have executed this Agreement as of the date below written.

PROVIDENT INDEMNITY LIFE INSURANCE COMPANY
Norristown, Pennsylvania
Taxpayer I.D.# 23-0990410

Date:
          ----------------------------------------
By:
          ----------------------------------------
Title:
          ----------------------------------------


Witness:



REASSURANCE COMPANY OF HANNOVER
Orlando, Florida
Taxpayer I.D. # 59-2859797

Date:
         -----------------------------------------
By:
         -----------------------------------------
         Craig M. Baldwin
Title:   Senior Vice President
         -----------------------------------------
Witness:
         -----------------------------------------

CENTRAL RESERVE LIFE INSURANCE COMPANY
Strongsville, Ohio
Taxpayer I.D. #34-0970995

Date:
         -----------------------------------------
By:
         -----------------------------------------
Title:
         -----------------------------------------
Witness:
         -----------------------------------------

ACKNOWLEDGED AND AGREED TO AS TO
ARTICLE II AND ARTICLE V ONLY:

PROVIDENT AMERICAN LIFE AND HEALTH INSURANCE COMPANY
Norristown, Pennsylvania
Taxpayer I.D.# 23-1335885

Date:
         -----------------------------------------
By:

Title:
         -----------------------------------------
Witness:
         -----------------------------------------

                                   SCHEDULE A

                                 POLICY LISTING

The insurance Policy plans subject to this Agreement are as follows:

                                       AMG
                                      NIPI
                                    Solution
                                     Unitech
                                 MaxNet - Group
                                MaxNet - One Life
                                       MET
                                       UBA
                                   HealthQuest
                                     Optimum
                               Personal Privilege
                    Solution Plus/HealthQuest Plus/Advantage

                                   SCHEDULE B

                     CEDING ALLOWANCE AND EXPENSE ALLOWANCES


The Initial Ceding Allowance shall be $10,000,000 cash for 100% of the Policies as of the Effective Date.

The Overhead Expense Allowances: In conjunction with the quarterly accounting, the following allowances will be credited to the Administrator at the start of each quarter in the premium/claim calculation based on the number of Policies and/or certificates in force and/or applicable Premium during the quarter. With respect to the Reinsurer's proportionate share of liability hereunder, the agreed-to Expense Allowances for maintenance:

         1. for the first 12 calendar months of the Agreement (the "Initial Period") will be:

                  a. the actually incurred expenses of Health Plan Services (or its replacement), subject to a maximum of 8%; plus

                  b.       2% for administration; plus

                  c.       actual commissions paid up to a maximium of:

         Policy            Policy Yr 1      Policy Yr 2       Policy Yr 3-5     Policy Yr 6+
         ------            -----------      -----------       -------------     ------------

         Solution               28%             15%                10%              10%

         HealthQuest            28%             10%                10%              10%

         All others             28%             10%                10%              10%; plus

                  d. the actually incurred expenses for Premium taxes, licenses and fees.

         2. for each 12 calendar month period of the Agreement after the Initial Period will be:

                  a. the actually incurred expenses of Health Plan Services (or its replacement) subject to a maximum of 8%; plus

                  b.       1.75% for administration; plus

                     CEDING ALLOWANCE AND EXPENSE ALLOWANCES


                  c.       actual commissions paid up to a maximium of:

         Policy        Policy Yr 1      Policy Yr 2        Policy Yr 3-5    Policy Yr 6+
         ------        -----------      -----------        -------------    ------------

         Solution          28%               15%                 10%             10%

         HealthQuest       28%               10%                 10%             10%

         All others        28%               10%                 10%             10%; plus

                  d. the actually incurred expenses for Premium taxes, licenses and fees.

Management Expense Allowance: The Administrator will be credited with an amount equal to 3% of the Reinsurer's proportionate share of Premium hereunder until the aggregate Premium collected equals $100,000,000 (the "Target Premium") in total under this Agreement and under the reinsurance agreements between the Company and Provident American Life and Health Insurance Company ("PALHIC"), on the one hand, and PALHIC and the Reinsurer on the other hand, with respect to
(i) new direct business written by the Administrator, and (ii) new business sold through HealthAxis via the Internet. The Administrator will be credited with an amount equal to 2% of the Reinsurer's proportionate share of Premium in excess of the Target Premium, the payment of which amount shall replace the 3% payment and shall commence upon the Target Premium being achieved.

Policy Fees: The Administrator will be credited with 100% of all Policy fees which form part of collected Premium until the loss carryforward as calculated pursuant to Schedule C hereto is repaid in full by the Company to the Reinsurer. Upon such repayment in full, the Administrator shall pay to the Company an amount equal to (i) 66.67% of the Policy fees collected during calendar year 1999, plus (ii) 33.33% of Policy fees collected during calendar year 2000; provided, however, that such Policy fees shall be paid to the extent positive after-tax earnings from the Policies exist after the date of such repayment.

                                   SCHEDULE C

                          RECAPTURE; EXPERIENCE REFUND


         At the end of each quarter, an experience refund will be calculated on the Policies reinsured. If positive, this experience refund will be payable to the Company by the Reinsurer. Should the Company be required to recapture the Policies pursuant to Article XVI due to any termination, recapture of the business under, or otherwise modification, amendment or alteration of the terms of the Initial Treaty, the Company shall be liable for repayment of the then outstanding LBF as defined below, in addition to an amount sufficient to assure the Reinsurer of a 12% return on its investment from the Effective Date. Such calculation shall include the provision for target surplus in the amount of 200% of the Authorized Control Level RBC using the factor agreed to by the Company and the Reinsurer as appropriate for the Policies reinsured. The formula for the calculation of the recapture amount will be agreed to by the parties to this Agreement. In addition, the recapture shall call for a net cash settlement, with interest at the rate of "I" as defined below, of all outstanding reserve amounts as of the recapture date.

Define the following for the Policies reinsured:

         P    = Premiums incurred during the quarter, and experience refunds under other reinsurance treaties, net of any reinsurance premiums for the Reinsurer's Share of the Policies reinsured.

         I    = Net Investment income, to be defined as the Reinsurer's net portfolio rate for the quarter prior to the settlement date applied to the total beginning reserves for the Policies reinsured. The Company will provide the Reinsurer with a breakdown of all pertinent reserve elements.

         R    = Statutory Unearned Premium and Active Life Reserve increase for the quarter.

         B    = Policyholder Benefits incurred during the quarter, net of any reinsurance benefits recovered under other reinsurance treaties for the Policies reinsured (i.e. incurred benefits = paid + change in aggregate claim reserve).

         A    = Overhead Expense Allowances incurred during the quarter.

         T    = Premium Taxes.

         LBF  = Loss Brought Forward from prior quarter end.

         (The initial value for LBF will be the Initial Ceding Allowance set forth in Schedule B)



Then:

         C    = Commission allowances incurred during the quarter.

         N    = Net gain during the quarter. = P + I - R - B - C - A - T and:

         LCF  = Loss Carried Forward from current quarter end (= LBF for next quarter), defined as:
              = {1.12.25 x LBF} - N, but not less than zero.